EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-55290 on Form S-8 of our report dated March 11, 2004 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in accounting method), included in the Annual Report on Form 10-K of Peet's Coffee & Tea, Inc. for the year ended December 28, 2003.



/s/  Deloitte  &  Touche  LLP



San  Francisco,  California

March  11,  2004



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